Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-42308

PROSPECTUS SUPPLEMENT DATED JANUARY 18, 2001
 (To Prospectus filed on August 25, 2000)



                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,214,934 Shares of Common Stock


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                               Offered for the
                        Selling Stockholders                 Selling Stockholder
------------------------------------------------------       -------------------
Mike Obot                                                            94
Paul Miyoshi                                                         95
Greg Hedman                                                          94